October 2026 QUARTERLY INVESTOR PRESENTATION

2 Safe Harbor Disclosure Except for the historical information contained in this press release, the matters discussed herein may be deemed to be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements about our beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions. The words "may," "could," "should," "would," "will," "believe," "anticipate," "estimate," "expect," "intend," "plan," and similar expressions are intended to identify forward-looking statements. Forward- looking statements involve risks and uncertainties, including: changes in policies or the application or interpretation of laws and regulations by regulatory agencies and tax authorities; other governmental initiatives affecting the financial services industry; changes in accounting principles, policies or guidelines; fluctuations in interest rates and the effects of inflation or a potential recession, whether caused by Federal Reserve action or otherwise; changes to existing trade policies that could affect economic activity or specific industry sectors; the impact of bank failures or adverse developments at other banks and related negative press about the banking industry in general on investor or depositor sentiment; demand for loans in Capitol Federal Financial, Inc.'s market areas; the future earnings and capital levels of Capitol Federal Savings Bank and the impact of potential pre-1988 bad debt recapture, which could affect the ability of Capitol Federal Financial, Inc. to pay dividends in accordance with its dividend policies; competition; and other risks detailed from time to time in documents filed or furnished by Capitol Federal Financial, Inc. with the Securities and Exchange Commission. Actual results may differ materially from those currently expected. These forward-looking statements represent Capitol Federal Financial, Inc.'s judgment as of the date of this release. Capitol Federal Financial, Inc. disclaims, however, any intent or obligation to update these forward- looking statements.

3 Capitol Federal Financial, Inc. (CFFN) at a glance For over 130 years, Capitol Federal® has been a leader in financial stability and trust in the communities we serve. We will continue the tradition we have held since 1893 as a community-oriented financial institution, offering a variety of financial services to meet the needs of the communities we serve, currently through 42 traditional and two in-store branches. Ticker Market Capitalization Nasdaq: CFFN $1.0 billion Commercial Business Deposit Accounts Business and Corporate Cards Treasury Management Commercial and Business Loans Wealth Management Insurance Assets Loans $9.7 billion $8.2 billion Deposits $6.9 billion Local communities served Selected Product Offerings Consumer Deposit Accounts Mortgages and Loans Digital Banking Private Banking Trust Services Wealth Management Insurance Credit Cards Corporate Offices Topeka, Kansas

Uniquely positioned, deeply experienced and fully aligned to deliver on our strategic roadmap

Our leadership team combines deep industry expertise with a proven track record of operational excellence. We have architected the current strategic plan and possess the unique institutional knowledge required to execute it seamlessly. No other team is better equipped to navigate the complexities of our market and deliver on our long-term value creation goals.

Executive leadership
The right team to execute



John B. Dicus
CEO



Billy Skrobacz Jr.
President



Kent Townsend
CFO & Treasurer



Natalie Haag
General Counsel



Tony Barry
Chief Corporate Services Officer



Rick Jackson
CLO



Sarah Sanders.
Chief Retail Operations Officer

Experienced board
Appropriate skills to oversee strategy

7
Member board

88%
Independent

- Industry knowledge ✓
- Human capital management ✓
- Financial ✓
- Executive leadership ✓
- Risk / Operations ✓
- Compliance / Regulatory ✓
- Community engagement ✓
- Technology / Data security ✓
- Marketing / Public relations ✓
- Small business / Entrepreneurship ✓



CAPITOL FEDERAL FINANCIAL, INC.®

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5 CFFN investment rationale Uniquely focused on delivering long- term, sustainable stockholder value while maintaining a strong capital position Banking expertise strengthened by a deep understanding of the communities we serve 1 Robust balance sheet, consistent results, long history of disciplined capital returns 2 Executed strategic initiatives result in full-service commercial bank 3

6 Strategic Initiatives Deliver long-term value to stockholders through the disciplined execution of our strategic initiatives Enhancing stockholder value while upholding sound asset quality and a strong capital position. Strategic Actions Commercial Lending Treasury Management Disciplined Capital Returns Wealth Management Digital Banking Value Adding Investments in People and Technology

7 Deposit base and customer solution expansion Treasury Management • Competitive suite of treasury management products • Experienced team of treasury management officers • Focus area for our sales teams to diversify funding sources and increase fee revenue tied to depository accounts • New deposit account onboarding platform • Digital banking enhancements for debit cardholders • Fintech plug-in technologies to integrate into our digital banking experience • Bringing together wealth management, private banking and insurance to provide a comprehensive suite of products and services • Private banking line of business, a gateway to driving off-balance sheet revenue Digital Banking Wealth Management

8 2026 Fiscal Year Accomplishments • Commercial Lending: Increased commercial loans from 26% to 31% of the portfolio, driven by strong commercial banking execution. +$468.8 million • Treasury Management: Expanded treasury management capabilities with digital onboarding, lockbox services, purchase cards, and corporate cards. +$32.3 million/+17% commercial non- interest bearing deposit growth • Digital Banking: Deployed fintech plug-in technology that integrates into our digital banking platform, improved account onboarding for small business customers, completed development of new debit card management software, and launched instant digital debit card applications. • Wealth Management and Private Banking: Built momentum in Wealth Management and Private Banking • Stockholder Value: Maintained disciplined capital allocation while delivering long-term stockholder value through share repurchases and dividends. $60.6 million repurchases/$48.0 million dividends; Improved tangible book value per share from $7.85 to $8.02/+2.2%

9 Balance sheet repositioning continues to drive improvements • Net interest margin continues to improve: Our net interest margin has continued to expand since the completion of our securities restructuring in October 2023, increasing over 100 basis points from our net interest margin of 1.21% for fiscal year 2023 to 2.39% for the quarter ended September 30, 2026. The more recent improvement was due mainly to the continued growth in our commercial loan portfolio, and, to a lesser extent, a reduction in borrowings. Net interest margin (quarter ended) 1.21% 1.80% 2.09% 2.39% 9/23 9/24 9/25 9/26

10 Strong capital position supports capital returns via disciplined framework 10.1% 10.0% 10.0% 10.0% 10.1% 16.8% 16.5% 16.2% 16.0% 15.6% Tier 1 Leverage CET1 9/25 12/25 3/26 6/26 9/26 The Company has paid $0.380 per share in cash dividends during the current fiscal year, including four regular quarterly dividends totaling $0.340 and a $0.040 special dividend in fiscal Q2 2026. The Company repurchased 8,054,222 shares of common stock for $60.6 million at an average price of $7.53 during the year ended September 30, 2026. CFFN had $22.1 million in cash on deposit at the Bank at September 30, 2026. The Bank distributed $112.0 million from the Bank to the Company during the year ended September 30, 2026.

11 Quarterly percentage of dividends and stock repurchases to net income As a Percentage of Net Income 81% 77% 61% 66% 54% 79% 45% 47% Repurchase of common stock Cash dividends to stockholders 12/25 3/26 6/26 9/26 —% 50% 100% 150% 200%

12 Long history of disciplined capital returns Over $2.11 billion of cumulative capital returned to shareholders since 2010 Stockholder dividends $11.62/sh Share repurchases 48,664,789 shares Avg. Price of $10.29 For fiscal year 2027, it is the intention of the Company's Board of Directors to pay out a regular quarterly cash dividend of $0.085 per share, totaling $0.34 per share for the year. (in m ill io ns ) $1,968.7 $2,033.1 $2,114.4 $436.0 $456.2 $500.6 $1,532.7 $1,576.9 $1,613.8 2024 2025 2026 $— $500.0 $1,000.0 $1,500.0 $2,000.0 $2,500.0

13 Growing our commercial loan portfolio • Positive mix-shift into commercial lending, out of single-family lending, is our primary growth-oriented strategic initiative • Growth driven through investments in technology, people, products, and services • Active in commercial lending markets even when the opportunity is outside of our local footprint $0.8B $1.0B $1.3B $1.5B $2.1B $2.6B 9/21 9/22 9/23 9/24 9/25 9/26 Includes commercial real estate, commercial construction and C&I loans

14 69% 31% One- to four-family and consumer Commercial 88% 12% Transition to a commercial loan portfolio $2.3B $1.8B $1.6B $0.7B $1.3B $1.5B One- to four-family and consumer Commercial 2021 2022 2023 2024 2025 2026 Loan CompositionFiscal Year Loan Activity September 30, 2021 September 30, 2026

15 Using our expertise to serve borrowers where they are We offer both commercial and one- to four- family loan products to our customers. We offer commercial lending options and participate in commercial loans with other lenders, both locally and outside our market areas. Commercial loans are generally made to companies domiciled in Kansas and Missouri and include properties located throughout the country. 39% 15% 9% 6% 5% 5% 21% Kansas Missouri Texas Arizona California New York Other 60% 13% 27% Kansas Missouri Other Commercial Real Estate (“CRE”) & Commercial Construction Loans At September 30, 2026, the CRE and Commercial Construction loan portfolio included properties located in Kansas and Missouri and 24 other states. By Location of Property By Location of Borrower Commercial & Industrial Loans At September 30, 2026, the Commercial & Industrial loan portfolio included loans made to borrowers in Kansas, Missouri and 23 other states. 70% 20% Kansas Missouri New York Florida Texas Alabama Other

16 Deposit growth leads to remix of funding sources (in b ill io ns ) $6.43B $6.59B $6.76B $6.92B $6.85B $6.86B Checking High Yield Savings Other Savings Money Market Certificates of Deposit 6/25 9/25 12/25 3/26 6/26 9/26 $– $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 $7.00 $8.00

17 Q4 2026 Financial Highlights Net Income $22.4 million $0.18 basic/diluted earnings per share 2.39% net interest margin Capital Ratios 9.53% CBLR Deposits $6.86 billion Loans $8.20 billion ACL / Loans 0.32% Expense Management 53.79% efficiency ratio 1.35% operating expense ratio • Basic and diluted earnings per share of $0.18 • Net interest margin was 2.39%, an increase of eight basis points from 2.31% for the quarter ended June 30, 2026 (the "prior quarter"); • An efficiency ratio of 53.79%, an increase from 52.10% for the prior quarter; • An operating expense ratio of 1.35%, an increase from 1.29% for the prior quarter; • Paid dividends of $10.5 million, or $0.085 per share • Repurchased 1,684,276 shares of common stock at an average price of $8.74 per share; • Tangible book value per share of $8.02 at September 30, 2026. • Commercial loan growth of $468.8 million, or 22.2% since September 30, 2025; • Commercial deposit growth of $13.1 million, or 2.6% since September 30, 2025; • Distributed $112.0 million from the Bank to the Company during the current year; and • Announced a cash dividend of $0.085 per share, payable on November 20, 2026 to stockholders of record as of the close of business on November 6, 2026.

18 Financial highlights (dollars in thousands) At or for the Three Months Ended 9/30/2026 6/30/2026 3/31/2026 12/31/2025 9/30/2025 Net income $ 22,376 $ 23,570 $ 20,148 $ 20,304 $ 18,813 Earnings per share 0.18 0.19 0.16 0.16 0.14 Tangible book value per share 8.02 8.04 7.96 7.95 7.85 Net interest margin 2.39% 2.31% 2.24% 2.19% 2.09% Return on average assets 0.92 0.97 0.82 0.83 0.77 Return on average equity 8.76 9.21 7.74 7.72 7.17 Commercial loans / Total loans 31.42 30.18 28.48 27.79 26.01 Deposits / Total assets 70.90 70.90 70.45 69.12 67.41 Borrowings / Total assets 16.70 16.93 17.37 18.71 19.95

19 Financial Highlights Condensed Consolidated Income Statement (dollars in thousands) For the Three Months Ended 9/30/2026 6/30/2026 3/31/2026 12/31/2025 9/30/2025 Interest income $ 106,254 $ 105,119 $ 104,560 $ 105,989 $ 104,044 Interest expense 51,425 51,636 52,294 54,672 55,261 Net interest income 54,829 53,483 52,266 51,317 48,783 Provision for credit losses — (433) 2,372 1,106 519 Non-interest income 6,034 6,668 5,459 5,479 5,791 Non-interest expense 32,736 31,342 30,274 30,476 31,018 Income tax expense 5,751 5,672 4,931 4,910 4,224 Net income $ 22,376 $ 23,570 $ 20,148 $ 20,304 $ 18,813 Efficiency ratio 53.79% 52.10% 52.45% 53.66% 56.84% Operating expense ratio 1.35 1.29 1.24 1.24 1.27 Basic and diluted earnings per share $ 0.18 $ 0.19 $ 0.16 $ 0.16 $ 0.14

Financial Highlights

Condensed Consolidated Balance Sheet

(dollars in thousands)

	At		Qtr Avg		Yield/Cost for Qtr Ended	
	9/30/2026	9/30/2025	9/30/2026	6/30/2026	9/30/2026	6/30/2026
ASSETS:						
Cash and cash equivalents	$ 150,292	$ 252,443	$ 123,963	$ 215,292	3.70%	3.65%
Securities	734,814	867,216	760,985	792,182	5.41	5.45
Loans receivable, net	8,198,826	8,111,961	8,212,298	8,164,532	4.49	4.42
FHLB Stock	75,113	90,662	74,404	77,904	9.16	9.10
Other assets	515,755	456,419	504,854	499,604	N/A	N/A
Total assets	$ 9,674,800	$ 9,778,701	$ 9,676,504	$ 9,749,514	4.60	4.53
LIABILITIES AND STOCKHOLDERS' EQUITY:						
Non-maturity deposits	$ 3,320,775	$ 2,977,397	$ 3,303,646	$ 3,254,165	1.34	1.26
Retail/comm certificates	2,816,447	2,890,801	2,798,507	2,881,474	3.46	3.53
Wholesale certificates	59,424	121,879	60,753	72,425	3.90	3.95
Total interest-bearing deposits	6,196,646	5,990,077	6,162,906	6,208,064	2.33	2.34
Borrowings	1,615,443	1,950,770	1,623,245	1,677,426	3.72	3.67
Non-interest-bearing deposits	662,523	601,371	671,786	672,513	N/A	N/A
Other liabilities	194,064	188,806	196,573	168,254	N/A	N/A
Total liabilities	8,668,676	8,731,024	8,654,510	7,885,490	2.62	2.63
Total stockholders' equity	1,006,124	1,047,677	1,021,994	1,023,257		
Total liabilities and stockholders' equity	$ 9,674,800	$ 9,778,701	$ 9,676,504	$ 9,749,514		



CAPITOL FEDERAL FINANCIAL, INC.®

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21 $18.4M $18.8M $20.3M $20.1M $23.6M $22.4M 6/25 9/25 12/25 3/26 6/26 9/26 Financial Highlights $0.14 $0.14 $0.16 $0.16 $0.19 $0.18 6/25 9/25 12/25 3/26 6/26 9/26 0.76% 0.77% 0.83% 0.82% 0.97% 0.92% 6/25 9/25 12/25 3/26 6/26 9/26 7.05% 7.17% 7.72% 7.74% 9.21% 8.76% 6/25 9/25 12/25 3/26 6/26 9/26 1.98% 2.09% 2.19% 2.24% 2.31% 2.39% 6/25 9/25 12/25 3/26 6/26 9/26 58.26% 56.84% 53.66% 52.45% 52.10% 53.79% 6/25 9/25 12/25 3/26 6/26 9/26 At or For the Three Months Ended Net Income Return on Average Equity Net Interest Margin Earnings Per Share Return on Average Assets Efficiency Ratio

22 (in m ill io ns ) $29.6M $31.0M $30.5M $30.3M $31.3M $32.7M Salaries and employee benefits Information technology and related expense Occupancy, net Professional and other services Advertising and promotional Other 6/25 9/25 12/25 3/26 6/26 9/26 $— $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 Non-interest Expense and Operating Expense Ratio (quarterly) Financial Highlights 1.29% 1.35%1.24%1.24%1.27%1.23%

23 Efficiency Ratio Trends (quarterly) Financial Highlights 58% 57% 54% 52% 52% 54% Salaries and employee benefits Information technology and related expense Occupancy, net Professional and other services Advertising and promotional Other 6/25 9/25 12/25 3/26 6/26 9/26% 20% 40% 60%

24 Financial Highlights Balance Sheet Trends 24% 26% 28% 28% 30% 31% 6/25 9/25 12/25 3/26 6/26 9/26 125% 123% 121% 118% 120% 120% 6/25 9/25 12/25 3/26 6/26 9/26 21% 20% 19% 17% 17% 17% 6/25 9/25 12/25 3/26 6/26 9/26 Commercial loans / Total loans Loans / Deposits Borrowings / Total assets

25 Financial Highlights Loan Portfolio Trends $6.02B $5.90B $5.81B $5.71B $5.60B $5.52B 3.65% 3.68% 3.71% 3.73% 3.77% 3.81% Originated Purchased Rate 6/25 9/25 12/25 3/26 6/26 9/26 $1.91B $2.12B $2.28B $2.32B $2.47B $2.58B 5.93% 5.98% 5.93% 5.97% 5.98% 6.06% CRE Construction C&I Rate 6/25 9/25 12/25 3/26 6/26 9/26 One- to four-family loans Commercial loans

26 Financial Highlights Hotel, 30% Senior housing 24% Multi-family 14% Retail building 12% Office building, 5% Other 15% $2.3B Total CRE and Construction Loans by Property Type as of September 30, 2026 (Unpaid Principal Balance) • At September 30, 2026, CRE and commercial construction loans made up 87% of the commercial loan portfolio and 27% of total loans. • Maintaining strong credit quality remains a top priority as we expand our commercial loan portfolio. • Weighted average LTV of 63% at September 30, 2026 • Weighted average DSCR of 1.78x at September 30, 2026 • At September 30, 2026, participation loans accounted for $469.0 million, or 21%, of the Bank's commercial real estate and commercial construction loans.

27 Financial Highlights Non-owner occupied CRE as of September 30, 2026 (Unpaid Principal Balance) • Non-owner occupied CRE loans made up 64% of the CRE loan portfolio and 18% of total loans at September 30, 2026. • Hotel: ▪ Weighted average LTV of 54% ▪ Weighted average DSCR of 1.46x • Senior housing: ▪ Weighted average LTV of 72% ▪ Weighted average DSCR of 1.79x • Retail building: ▪ Weighted average LTV of 62% ▪ Weighted average DSCR of 1.87x Hotel, 43% Senior housing, 35% Retail building, 11% Office building, 5% Warehouse/ manufacturing, 2% Other, 4%

28 Financial Highlights Owner occupied CRE as of September 30, 2026 (Unpaid Principal Balance) • Owner occupied CRE loans made up 8% of the CRE loan portfolio and 2% of total loans at September 30, 2026. • Retail building: ▪ Weighted average LTV of 56% ▪ Weighted average DSCR of 1.88x • Office building: ▪ Weighted average LTV of 62% ▪ Weighted average DSCR of 8.53x • Warehouse/manufacturing: ▪ Weighted average LTV of 64% ▪ Weighted average DSCR of 1.57x Retail building, 40% Office building, 21% Warehouse/ manufacturing, 19% Single use building, 16% Other, 4%

29 Financial Highlights C&I Loans by Loan Purpose as of September 30, 2026 (Unpaid Principal Balance) • C&I loans made up and 4% of total loans at September 30, 2026. • Purchase/refinance business assets: ▪ Weighted average DSCR of 2.14x • Working capital: ▪ Weighted average DSCR of 5.71x • Purchase equipment: ▪ Weighted average DSCR of 2.27x Purchase/refinance business assets, 42% Working capital, 31% Purchase equipment, 15% Finance/lease vehicle, 8% Other, 4% $324M Total

30 Financial Highlights Asset Quality • Underwriting standards designed to limit exposure to credit risk • Complete documentation required for all loans • Ongoing monitoring of loan concentrations and credit quality 30 to 89 days delinquent loans to total loans receivable, net Non-performing loans to total loans receivable, net ACL / Total loans, net 6/25 9/25 12/25 3/26 6/26 9/26 —% 0.20% 0.40% 0.60% 0.80% Lo an -to -v al ue (" LT V ") ra tio D ebt service coverage ratio ("D SC R ") LTV on CRE Portfolio DSCR on CRE Portfolio 6/25 9/25 12/25 3/26 6/26 9/26 50% 55% 60% 65% 70% 1.50x 1.60x 1.70x 1.80x

31 Checking Other savings High yield savings Money market Rate 6/25 9/25 12/25 3/26 6/26 9/26 $—B $0.80B $1.60B $2.40B $3.20B $4.00B —% 0.25% 0.50% 0.75% 1.00% 1.25% Non-int checking Int checking Savings Money market Rate 6/25 9/25 12/25 3/26 6/26 9/26 $—B $0.10B $0.20B $0.30B $0.40B $0.50B —% 0.25% 0.50% 0.75% 1.00% 1.25% 1.50% Retail Commercial Public Rate 6/25 9/25 12/25 3/26 6/26 9/26 $—B $0.80B $1.60B $2.40B $3.20B $4.00B —% 1.00% 2.00% 3.00% 4.00% Financial Highlights Deposit Portfolio Retail non-maturity deposits Commercial non-maturity deposits Certificates of deposit

32 Dividend and Share Information (in m ill io ns ) Regular dividends True-up dividends Special dividends Share repurchases 2021 2022 2023 2024 2025 2026 $— $25.0 $50.0 $75.0 $100.0 $125.0 $150.0 2021 2022 2023 2024 2025 2026* 100,000,000 110,000,000 120,000,000 130,000,000 140,000,000 150,000,000 Calendar Year Dividends Shares Outstanding at Fiscal Year End * As of September 30, 2026

33 Financial Highlights Interest Rate Risk Sensitivity (dollars in thousands) As of September 30, 2026 More than More Than Within One Year to Three Years One Year Three Years to Five Years Interest-earning assets: Loans receivable $ 2,570,425 $ 1,839,698 $ 1,228,328 Securities 117,201 245,552 173,013 Other interest-earning assets 130,124 — — 2,817,750 2,085,250 1,401,341 Interest-bearing liabilities: Non-maturity deposits 1,053,066 762,501 555,251 Certificates of deposit 2,300,563 447,020 128,146 Borrowings 558,869 1,057,773 8,935 3,912,498 2,267,294 692,332 Net Cash Flow $ (1,094,748) $ (182,044) $ 709,009 Cumulative gap / Total assets (11.32%) (13.20%) (5.87%) M V PE R ate Sensitivity MVPE Ratio Post Shock MVPE Ratio (+200bp) Rate Sensitivity Ratio 9/25 12/25 3/26 6/26 9/26 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% —% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50%